LEGG MASON PARTNERS INCOME FUNDS

Legg Mason Partners Total Return Bond Fund (the “Fund”)

Supplement Dated June 13, 2006 to Prospectus Dated November 28, 2005

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption “Management”:

Effective June 12, 2006, the manager has appointed the following individuals as portfolio managers of Legg Mason Partners Income Funds—Legg Mason Partners Total Return Bond Fund: S. Kenneth Leech, Stephen A. Walsh, Arun Lyng, Gregory A. Peeke and Janat M. Ibraev. Messrs. Leech, Walsh and Peeke have been employed as portfolio managers for Western Asset for the past five years. Mr. Lyng joined Western Asset in 2003. Prior to this, Mr. Lyng was a Principal at Millennium Capital Advisors, LLC. Mr. Ibraev joined Western Asset in 2002. Prior to this, Mr. Ibraev was a Research Analyst Assistant at Rainbow Fund LP.

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption “Investments, risks and performance”:

Effective June 12, 2006, the Fund compares its performance to the Lehman Brothers Long Government/Credit Index. The Lehman Brothers Long Government/Credit Index is the Long component of the U.S. Government/Credit index, a component of the Lehman Brothers U.S. Aggregate Index. The table below compares the Fund’s performance over time to its new benchmark and its old benchmark, the Merrill Lynch U.S. Corporate & Government 10+ Years Index. The performance for Class A shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the Class A shares.

Average Annual Total Returns for Periods Ended 12/31/2005

		1 Yrs	5 Yrs	Since Inception	Inception Date
	Class A Shares	(2.40)	6.04	5.23	02/27/1998
New Benchmark	Lehman Brothers Long Government/Credit Index	5.33	8.32	7.54	(1)

Old Benchmark	Merrill Lynch U.S. Corporate & Government 10+ Years Index	5.65	8.27	7.57	(2)

(1)	The Lehman Brothers Long Government/Credit Index is the Long component of the U.S. Government/Credit index, a component of the Lehman Brothers U.S. Aggregate Index.
(2)	The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issues with maturities greater than 10 years.

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